                                                                    EXHIBIT 99.2


                              COUNTERPART AGREEMENT


         THIS COUNTERPART AGREEMENT (this "Agreement") is made as of September 13, 1999, by and among the parties listed on the signature pages hereto (collectively, the "Sellers"), Reed E. Hundt ("Hundt") and Gregory E. Lawler ("Lawler").

         WHEREAS, the Sellers, Vulcan Ventures Incorporated ("Buyer") and Allegiance Telecom, Inc. ("Allegiance") have entered into that certain Common Stock Purchase and Option Agreement dated as of August 3, 1999, a copy of which is attached hereto as Exhibit A (the "Purchase Agreement"). Pursuant to the Purchase Agreement, at the Initial Closing, the Sellers intend to sell and Buyer intends to purchase, an aggregate of 1,500,000 shares of the common stock of Allegiance (the "Shares"). Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

         WHEREAS, the Sellers wish to assign to Hundt and Lawler, their right to sell to Buyer, that number of Shares as set forth herein.

         WHEREAS, the parties hereto desire that each of Hundt and Lawler become a party to the Purchase Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the covenants herein contained, the parties hereto agree as follows:

1. Addition of Hundt and Lawler to the Purchase Agreement. The parties hereto agree that, by and upon execution of this Agreement, each of Hundt and Lawler shall as of the date hereof, (a) be a party to the Purchase Agreement and shall for all purposes be considered a "Seller" thereunder (including, but not limited to, making the representations and warranties set forth in Section 7 of the Purchase Agreement, as of the date hereof) and (b) be entitled to all of the rights and benefits and subject to all of the duties and obligations of a Seller thereunder, as fully as if Hundt and Lawler were an original signatory thereto in such capacities. Notwithstanding anything herein to the contrary, neither Hundt nor Lawler shall have any right to participate in the sale of any Option Shares.

2. Number of Shares to be Sold. The Sellers hereby assign to: (a) Hundt, the right to sell an aggregate of 15,000 Shares and (b) Lawler, the right to sell an aggregate of 10,000 Shares. The number of Shares to be sold to Buyer at the Initial Closing by each of the Sellers, Hundt and Lawler is set forth on
Schedule I hereto.

3. Continuing Effect. This Agreement shall not constitute an amendment or waiver of any provision of the Purchase Agreement, which shall continue and remain in full force and effect in accordance with its terms.

4. Amendments. No amendment, modification or waiver of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each party hereto.


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COUNTERPART AGREEMENT Final
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5. Complete Agreement. This Agreement including Exhibit A and Schedule I attached hereto embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

6. Counterparts. This Agreement may be executed in two or more counterparts (including by means of telecopied signature pages), each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

7. Assignment. Neither Hundt nor Lawler may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of each of the Sellers. This Agreement is intended to bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

8. GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS OF ALLEGIANCE AND ITS STOCKHOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF ILLINOIS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF ILLINOIS.

9. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

10. Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.


                                    * * * * *


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COUNTERPART AGREEMENT Final
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         IN WITNESS WHEREOF, the parties hereto have executed this Counterpart
Agreement as of the date first above written.

                                       /s/ REED E. HUNDT
                                       -----------------------------------------
                                       REED E. HUNDT

                                       /s/ GREGORY E. LAWLER
                                       -----------------------------------------
                                       GREGORY E. LAWLER


                                       SELLERS:

                                       MADISON DEARBORN CAPITAL PARTNERS II,
                                       L.P.
                                       By: Madison Dearborn Partners II, L.P.,
                                           its general partner
                                       By: Madison Dearborn Partners, Inc., its
                                           general partner

                                       By: /s/ GARY J. LITTLE
                                          --------------------------------------

                                       Name: Gary J. Little
                                            ------------------------------------

                                       Its: Chief Financial Officer
                                           -------------------------------------


                                       FRONTENAC VII LIMITED PARTNERSHIP
                                       By: Frontenac Company VII, LLC, its
                                           general partner

                                       By: /s/ JAMES E. CRAWFORD III
                                          --------------------------------------

                                       Name: James E. Crawford III
                                            ------------------------------------

                                       Its: Member
                                           -------------------------------------


                                       FRONTENAC MASTERS VII LIMITED PARTNERSHIP
                                       By: Frontenac Company VII, LLC, its
                                           general partner

                                       By: /s/ JAMES E. CRAWFORD III
                                          --------------------------------------

                                       Name: James E. Crawford III
                                            ------------------------------------

                                       Its: Member
                                           -------------------------------------


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                                       BATTERY VENTURES IV, L.P.
                                       By: Battery Partners IV, L.P., its
                                           general partner

                                       By: /s/ RICHARD FRISBIE
                                          --------------------------------------

                                       Name: Richard Frisbie
                                            ------------------------------------

                                       Its: Member Manager
                                           -------------------------------------


                                       BATTERY INVESTMENT PARTNERS IV, LLC

                                       By: /s/ RICHARD FRISBIE
                                          --------------------------------------

                                       Name: Richard Frisbie
                                            ------------------------------------

                                       Its: Member Manager
                                           -------------------------------------






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                                   SCHEDULE I


                                                          SHARES TO BE SOLD AT THE
STOCKHOLDER                                                    INITIAL CLOSING
--------------------------------------------------------  ------------------------
Madison Dearborn Capital Partners II, L.P.                        884,382
Frontenac VII Limited Partnership                                 346,251
Frontenac Masters VII Limited Partnership                          17,313
Battery Ventures IV, L.P.                                         223,648
Battery Investment Partners IV, LLC                                 3,406
Reed Hundt                                                         15,000
Greg Lawler                                                        10,000
                                                          ------------------------
TOTAL                                                           1,500,000






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